Exhibit 77C
          Kemper Growth Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-1365
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR               94,603,630
                       WITHHELD           2,183,477

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR               94,702,292
                       WITHHELD           2,084,814

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR               94,707,233
                       WITHHELD           2,079,873

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR               94,721,273
                       WITHHELD           2,065,833


























          Exhibit 77C
          Kemper Growth Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-1365
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR               94,686,941
                       WITHHELD           2,100,165

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR               94,609,340
                       WITHHELD           2,177,766

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR               94,629,339
                       WITHHELD           2,157,768

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR               94,722,406
                       WITHHELD           2,064,701

                   Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR               94,626,198
                       WITHHELD           2,160,908


























          Exhibit 77C
          Kemper Growth Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-1365
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       F0R               93,547,792
                       AGAINST            1,027,181
                       ABSTAIN            2,212,134

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             -----------
                       F0R               88,592,782
                       AGAINST            2,082,545
                       ABSTAIN            3,220,579

          Item 6:  New Rule 12B-1 Distribution Plan
                   (Class B shareholders only)

                       Vote             Number
                       ----             -----------
                       F0R               28,299,714
                       AGAINST              832,309
                       ABSTAIN            2,178,848

                    (Class C shareholders only)

                       Vote             Number
                       ----             -----------
                       F0R                  585,940
                       AGAINST               12,117
                       ABSTAIN               23,514




























          Kemper Growth Fund
          Form N-SAR for the period ended 03/31/98
          File No. 811-1365
          Page 4

          Item 7:  To approve changes in investment policies

                       Vote             Number
                       ----             -----------
                       F0R               83,426,072
                       AGAINST            4,263,519
                       ABSTAIN            6,338,391



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